LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
                                       of
                             SEER TECHNOLOGIES, INC.
                                       at
                               $0.35 NET PER SHARE
                        Pursuant to the Offer to Purchase
                             Dated February 1, 1999
                                       by

                              LEVEL 8 SYSTEMS, INC.


           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, MARCH 2, 1999, UNLESS EXTENDED.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER AND TRUST COMPANY
                           40 Wall Street, 46th Floor
                               New York, NY 10005

                             Facsimile Transmission:
                                 (718) 236-2641
                        (For Eligible Institutions Only)


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OR TELEX NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS ACCOMPANYING THE LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


         This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, the Midwest Securities Trust Company and the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in "The Tender Offer -- Procedures for Tendering Shares" of the Offer to Purchase (as defined below). Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates are not immediately available, or who are unable to deliver all documents required by this Letter of Transmittal to the Depositary prior to the Expiration Date (as defined in "The Tender Offer -- Term of the Offer" of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Shares according to the guaranteed delivery procedure set forth in "The Tender Offer -- Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

           (THE BOXES BELOW ARE FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution..............................................

     Check Box of Applicable Book-Entry Transfer Facility:

     |_| The Depository Trust Company
     |_| Midwest Securities Trust Company
     |_| Philadelphia Depository Trust Company

     Account Number ...................   Transaction Code Number...............

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Owner(s).........................................
         Window Ticket Number (if any) .........................................
         Date of Execution of Notice of Guaranteed Delivery ....................
         Name of Institution Which Guaranteed Delivery .........................

         IF DELIVERED BY BOOK-ENTRY TRANSFER CHECK BOX OF APPLICABLE BOOK- ENTRY TRANSFER FACILITY:

         |_|      The Depository Trust Company
         |_|      Midwest Securities Trust Company
         |_|      Philadelphia Depository Trust Company

         Account Number ........................................................

                         DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es)                     Certificate(s) Tendered
 of Registered Owner(s)              (Attach additional list if necessary)
(Please fill in, if blank)          Certificate   Total Number       Number of
                                     Number(s)*      of Shares         Shares
                                                  Represented by     Tendered**
                                                  Certificate(s)*







                                   Total Shares

*    Need not be completed by Book-Entry Stockholders.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.

         The undersigned hereby tenders to Level 8 Systems, Inc., a New York corporation (the "Purchaser"), the shares of common stock, par value $.01 (the "Shares"), of Seer Technologies, Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at $0.35 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 1, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in the related Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer").

         Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after February 1, 1999) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, (and any and all such other shares or securities) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all such other shares or securities), or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidence of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all such other Shares or securities), all in accordance with the terms of the Offer. The Purchaser expressly reserves the right to transfer or assign to the Purchaser or one or more of the Purchaser's subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered hereby (and any and all such other Shares and other securities and property) but no transfer or assignment will relieve the Purchaser of its obligations hereunder or prejudice the rights of the undersigned to receive payment for Shares validly tendered hereby and accepted for payment pursuant to the Offer.

         The undersigned hereby irrevocably appoints Arie Kilman and Steven Dmiszewicki and each of them, and any other designees of the Purchaser, as the attorneys and proxies of the undersigned, each will full power of substitution, to vote in such manner as each such attorney and proxy or the substitute for any such attorney and proxy shall in the sole discretion of each such attorney and proxy deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered by the stockholder (and any and all such other Shares or other securities) which have been accepted for payment by the Purchaser prior to the time of such vote or other action, which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or consent in lieu of any such meeting, or otherwise. This Proxy shall be considered coupled with an interest in the tendered Shares. This proxy is irrevocable and is granted in consideration of, and is effective upon, the Purchaser's oral or written notice to the Depositary of its acceptance for payment of such Shares in accordance with the terms of the Offer. Upon acceptance for payment, all proxies given by the stockholder with respect to Shares and other securities will, without further action, be revoked, and no subsequent proxies may be given (and if given will not be effective). The designees of the Purchaser will, with respect to the Shares and other securities, be empowered to exercise all voting and other rights of the stockholder as they in their sole discretion may deem proper at any annual, special or adjourned meeting of the Company's stockholders, by written consent or otherwise.

         The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered (and any and all other Shares or other securities issued or issuable in respect of such shares on or after February 1, 1999), and (ii) when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all such other shares or other securities).

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. The undersigned understands that the tender of Shares and acceptance for payment by the Purchaser of Shares pursuant to any of the procedures described in the Offer to Purchase under the caption "The Tender Offer -- Procedure for Tendering Shares" and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, including the tendering undersigned's representation and warranty that such undersigned owns the Shares being tendered.

         Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment to the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name of, and deliver said check and/or return such certificates for Shares not tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. Book-Entry Stockholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)


      To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue             |_|        Check   |_|      Certificates to:


Name ...........................................................................
                             (Please Type or Print)

Address ........................................................................

 ................................................................................

 ................................................................................
                               (Include Zip Code)
                         (See Form W-9 on reverse side)

 ................................................................................
                   (Tax Identification or Social Security No.)
                    (See Substitute Form W-9 on reverse side)

|_|  Credit  unpurchased   Shares  delivered  by  book-entry   transfer  to  the
     Book-Entry Transfer Facility account set forth below:
Check appropriate box:
|_|  The Depository Trust Company
|_|  Midwest Securities Trust Company
|_|  Philadelphia Depository Trust Company


 ................................................................................
                                 Account Number

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)


     To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail              |_| Check        |_|Certificates to:


Name ...........................................................................
                             (Please Type or Print)

Address ........................................................................

 ................................................................................

 ................................................................................
                               (Include Zip Code)

                   (Tax Identification or Social Security No.)
                    (See Substitute Form W-9 on reverse side)

                               IMPORTANT SIGN HERE
              (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

 ...............................................................................

 ...............................................................................
                        (Signature(s) of Stockholder(s))

 Dated ..................................................................., 1999

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s) ........................................................................
                             (Please Type or Print)

Capacity (Full Title) ..........................................................

Address ........................................................................

 ................................................................................
                               (Include Zip Code)

Area Code and Telephone No. ....................................................

Tax Identification or Social Security No........................................

                            GUARANTEE OF SIGNATURE(S)
                    (SEE IF REQUIRED -- INSTRUCTIONS 1 AND 5)

Authorized Signature ...........................................................

Name ...........................................................................
                             (Please Type or Print)

Name of Firm ...................................................................

Address ........................................................................

 ................................................................................
                               (Include Zip Code)

Area Code and Telephone No. ....................................................

Dated ...................................................................., 1999

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution") unless the Shares tendered hereby are tendered (i) by a registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith who has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) for the account of an Eligible Institution. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Tender Offer -- Procedures for Tendering Shares" of the Offer to Purchase. Certificates for all physically tendered Shares or any Book- Entry Confirmation (as defined in the Offer to Purchase), as the case may be, as well as a properly completed and duly executed Letter of Transmittal for facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in "The Tender Offer -- Terms of the Offer" of the Offer to Purchase). Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Tender Offer -- Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly competed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date, and
(iii) the certificates for all physically tendered Shares or Book- Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Tender Offer -- Procedures for Tendering Shares" of the Offer to Purchase.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

         3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

         4. PARTIAL TENDERS (NOT APPLICABLE TO BOOK-ENTRY STOCKHOLDERS). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by the tendering stockholder's old certificate(s) will be sent to such tendering stockholder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any certificates of stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

         If the certificates are registered in the name of a person other than the signer of the Letter of Transmittal or payment is to be made or certificates for unpurchased Shares are to be issued to a person other than the registered holder, then the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates, Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

         6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes (including, if applicable, the New York State Real Properly Gains Tax and the New York City Real Property Transfer Tax) with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Book-Entry Stockholders may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account of a Book-Entry Transfer Facility designated above.

         8. REQUEST FOR ASSISTANT OR ADDITIONAL COPIES. Requests for assistance may be directed to or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at its address set forth below or from the tendering stockholder's broker, dealer, commercial bank or trust company.

         9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, in the case of any Shares tendered.

         10. SUBSTITUTE FORM W-9. In order to avoid "backup withholding" of federal income tax on the cash received upon the purchase of Shares pursuant to the Offer, a tendering stockholder must, unless an exemption applies, provide the Depositary with his correct taxpayer identification number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service and payments made for the Shares may be subject to backup withholding of 20%.

         Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The TIN that must be provided on the Substitute Form W-9 is that of the registered holder of the Shares or of the last transferee appearing on the transfers attached to or endorsed on the Shares. The TIN for an individual is his social security number. The box in Part 2 of the Substitute Form W-9 may be checked if the person tendering the Shares has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 20% on all subsequent payments, if any, of the purchase price for the Shares until a TIN is provided to the Depositary.

         Exempt persons (including, among others, corporations) are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt person by submitting a statement, signed under penalties of perjury, certifying such person's foreign status. Such statements can be obtained from the Depositary. A stockholder should consult his tax advisor as to his qualification for exemption from backup withholding and the procedure for obtaining such exemption.

         The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of Shares. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

         11. LOST, MUTILATED OR DESTROYED CERTIFICATES. Any Stockholder whose certificate(s) for Shares have been lost, mutilated or destroyed should contact the Depositary at the address above for further information.

             PAYER'S NAME: AMERICAN STOCK TRANSFER AND TRUST COMPANY


SUBSTITUTE                           Part 1-- PLEASE PROVIDE YOUR TIN IN             SOCIAL SECURITY
FORM W-9                             THE BOX AT RIGHT AND CERTIFY BY                 NUMBER OR
                                     SIGNING AND DATING BELOW                        ____________________
                                                                                         Employer Identification Number
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE



Payer's Request for Taxpayer
Identification Number (TIN)
                                     CERTIFICATION -- UNDER PENALTIES OF PERJURY,     PART 2--
                                     I CERTIFY THAT THE INFORMATION PROVIDE ON
                                     THIS FORM IS TRUE, CORRECT AND COMPLETE.         AWAITING TIN      |_|


                                     SIGNATURE __________________________

                                     DATE _________________________


NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 20% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTION FORM W-9" FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 20 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 ...................................             ................................
               Signature                                       Date
--------------------------------------------------------------------------------
                         (DO NOT WRITE IN SPACES BELOW)




Date Received............     Accepted by.............     Checked by...........


     SHARES            SHARES            SHARES            CHECK             AMOUNT           SHARES         CERTIFICATE
   SURRENDERED        TENDERED          ACCEPTED            NO.             OF CHECK         RETURNED            NO.
                                                                        Gr   _________
                                                                        Tax __________
                                                                        Net __________


Date Received............     Accepted by.............     Checked by...........

                     The Information Agent for the Offer is:

                           BEACON HILL PARTNERS, INC.
                                 90 Broad Street
                            New York, New York 10004
                            (212) 843-8500 (Collect)
                                       or
                           (800) 792-2829 (Toll Free)